SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: (Date of earliest event reported):
July 10, 2007

ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13638	13-3711775

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

417 Fifth Avenue, New York, New York	10016
(Address of principal executive offices)	(Zip code)

(212) 576-4000
(Registrant's telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of  Certain Officers; Compensatory Arrangements of Certain Officers.

(d)
On July 10, 2007, the Board of Directors of Marvel Entertainment, Inc. (“Marvel”) elected Laurence N. Charney to serve as a Class II director until the 2009 annual meeting of Marvel’s stockholders is held and Mr. Charney’s successor is elected and qualified, or until his earlier resignation or removal.  Also on July 10, 2007, Mr. Charney was named to the Audit Committee of Marvel’s Board of Directors.  A copy of Marvel’s press release dated July 10, 2007, announcing Mr. Charney’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)                                      Exhibits

Exhibit No.	Description
99.1	Press Release of the Registrant dated July 10, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVEL ENTERTAINMENT, INC.

By: /s/ John Turitzin
Name:    John Turitzin
Title:      Executive Vice President
       and General Counsel

Date: July 10, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Registrant dated July 10, 2007.